Exhibit 99.2

ASIEN’S APPLIANCE INC.

FINANCIAL STATEMENTS

For the Three Months Ended

March 31, 2020 and 2019

ASIEN’S APPLIANCE, INC.

BALANCE SHEETS

	March 31,	December 31,
	2020	2019
	(unaudited)
ASSETS

Current Assets

Cash	$2,029,474	$1,875,336
Accounts receivable, net	50,383	179,813
Inventories, net	1,904,630	1,924,104
Prepaid expenses and other current assets	33,316	35,588

Total Current Assets	4,017,803	4,014,841

Property and equipment, net	165,389	164,740

TOTAL ASSETS	$4,183,192	$4,179,581

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities

Accounts payable and accrued liabilities	$972,816	$788,961
Contract liabilities	2,156,249	2,201,394
Current portion of notes payable	80,445	80,643

Total Current Liabilities	3,209,510	3,070,998

Long-term notes payable, net of current portion	90,883	120,265

TOTAL LIABILITIES	3,300,393	3,191,263

Stockholders’ Equity

Common stock	55,933	55,933
Treasury stock	(208,103)	(208,103)
Retained earnings	1,034,969	1,140,488

Total Stockholders’ Equity	882,799	988,318

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,183,192	$4,179,581

The accompanying notes are an integral part of these financial statements.

ASIEN’S APPLIANCE, INC.

STATEMENTS OF INCOME

(unaudited)

	For the Three Months Ended
	March 31,
	2020	2019

Product sales, net	$3,121,369	$2,539,769
Service revenue	203,421	241,125
Total revenue	3,324,790	2,780,894

Cost of product sales	2,316,148	2,009,901
Cost of service revenue	109,088	113,258
Total costs of revenue	2,425,236	2,123,159

Gross Profit	899,554	657,735

Operating Expenses
Personnel	124,744	120,589
Advertising	46,925	20,625
Bank and credit card fees	64,769	57,198
Depreciation	12,861	9,843
General and administrative	212,191	217,546

Total Operating Expenses	461,490	425,801

INCOME FROM OPERATIONS	438,064	231,934

Other Income (Expense)
Other income	2,013	47,023
Other expense	(4,021)	(1,578)

Total Other Income (Expense)	(2,008)	45,445

NET INCOME	$436,056	$277,379

EARNINGS PER SHARE - BASIC AND DILUTED	$12.49	$7.95

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED	34,902	34,902

The accompanying notes are an integral part of these financial statements.

ASIEN’S APPLIANCE, INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Three Months Ended March 31, 2020

(unaudited)

					Total
	Common Stock		Treasury	Retained	Stockholders’
	Shares	Amount	Stock	Earnings	Equity

BALANCE – December 31, 2019	34,902	$55,933	$(208,103)	$1,140,488	$988,318

Net income	-	-	-	436,056	436,056

Distributions paid	-	-	-	(541,575)	(541,575)

BALANCE – March 31, 2020	34,902	$55,933	$(208,103)	$1,034,969	$882,799

ASIEN’S APPLIANCE, INC.

STATEMENT OF STOCKHOLDERS’ EQUITY

For the Three Months Ended March 31, 2019

(unaudited)

					Total
	Common Stock		Treasury	Retained	Stockholders’
	Shares	Amount	Stock	Earnings	Equity

BALANCE – December 31, 2018	34,902	$55,933	$(208,103)	$777,842	$625,672

Net income	-	-	-	277,379	277,379

Distributions paid	-	-	-	(51,138)	(51,138)

BALANCE – March 31, 2019	34,902	$55,933	$(208,103)	$1,004,083	$851,913

The accompanying notes are an integral part of these financial statements.

ASIEN’S APPLIANCE, INC.

STATEMENTS OF CASH FLOWS

(unaudited)

	For the Three Months Ended
	March 31,
	2020	2019

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$436,056	$277,379
Adjustments to reconcile net profit to net cash provided by operating activities:
Depreciation expense	12,861	9,843
Changes in operating assets and liabilities:
Accounts receivable	129,430	(150,007)
Inventory	19,474	(278,010)
Prepaid expenses and other current assets	2,272	1,301
Accounts payable and accrued expenses	192,935	48,778
Contract liabilities	(45,145)	188,576
Net cash provided by operating activities	747,883	97,860

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(22,590)	(20,174)
Net cash used in investing activities	(22,590)	(20,174)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of line of credit	-	(266)
Repayments of notes payable	(29,580)	(43,968)
Distributions paid	(541,575)	(51,138)
Net cash used in financing activities	(571,155)	(95,372)

NET CHANGE IN CASH	154,138	(17,686)
CASH, BEGINNING OF PERIOD	1,875,336	1,509,614

CASH, END OF PERIOD	$2,029,474	$1,491,928

The accompanying notes are an integral part of these financial statements.

ASIEN’S APPLIANCE, INC.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2020 and December 31, 2019

(Unaudited)

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Asien’s Appliance, Inc. (“the Company”) was formed under the laws of the State of California and incorporated on February 14, 2004.

Located in Santa Rosa, California, the Company provides a wide variety of appliance services including sales, delivery, installation, service and repair, extended warranties, and financing to the North Bay area. The Company is one of the area’s oldest appliance stores and is well known and highly respected throughout the North Bay area. The Company has strong, established relationships with customers and contractors in the community. Company provides products and services to a diverse group of customers including homeowners, builders, and designers. As a member of BrandSource, a buying group that offers vendor programs, factory direct deals, marketing support, opportunity buys, close-outs, consumer rebates, finance offers, etc., the Company offers a full line of top brands from U.S. and international manufacturers.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared without audit in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and are presented in US dollars. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

Accounting Basis

The Company uses the accrual basis of accounting and GAAP. The Company has adopted a calendar year end.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition and Cost of Revenue

On January 1, 2018, the Company adopted Accounting Standards Update (“ASU”) No. 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Accounting Standards Codification (“ASC”) Topic 605, Revenue Recognition. This ASU is based on the principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This ASU also requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer purchase orders, including significant judgments. The Company’s adoption of this ASU resulted in no change to the Company’s results of operations or balance sheet.

Asien’s collects 100% of the payment for special-order models including tax and 50% of the payment for non-special orders from the customer at the time the order is placed. Asien’s does not incur incremental costs obtaining purchase orders from customers, however, if Asien’s did, because all Asien’s contracts are less than a year in duration, any contract costs incurred would be expensed rather than capitalized.

ASIEN’S APPLIANCE, INC.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2020 and December 31, 2019

(Unaudited)

The revenue that Asien’s recognizes arises from orders it receives from customers. Asien’s performance obligations under the customer orders correspond to each sale of merchandise that it makes to customers under the purchase orders; as a result, each purchase order generally contains only one performance obligation based on the merchandise sale to be completed. Control of the delivery transfers to customers when the customer can direct the use of, and obtain substantially all the benefits from, Asien’s products, which generally occurs when the customer assumes the risk of loss. The transfer of control generally occurs at the point of pickup, shipment, or installation. Once this occurs, Asien’s has satisfied its performance obligation and Asien’s recognizes revenue.

Transaction Price ‒ Asien’s agrees with customers on the selling price of each transaction. This transaction price is generally based on the agreed upon sales price. In Asien’s contracts with customers, it allocates the entire transaction price to the sales price, which is the basis for the determination of the relative standalone selling price allocated to each performance obligation. Any sales tax that Asien’s collects concurrently with revenue-producing activities are excluded from revenue.

Performance Obligations – Asien’s performance obligations include delivery of products and, in some instances, performance of services such as installation. Revenue for the sale of merchandise is recognized upon shipment to the customer; or in some instances, upon delivery and installation of the product which typically occur simultaneously.

Cost of revenue includes the cost of purchased merchandise plus freight and any applicable delivery charges from the vendor to the company.

Substantially all Asien’s sales are to individual retail consumers (homeowners), builders and designers. The large majority of customers are homeowners and their contractors, with the homeowner being key in the final decisions.

The Company has a diverse customer base with no one client accounting for more than 5% of total revenue.

Asien’s revenue by sales type is as follows:

	For the Three Months Ended March 31,
	2020	2019
Appliance sales	$3,121,032	$2,539,769
Service Revenue (including parts revenue)	203,421	241,125
Total Revenue	$3,324,790	$2,780,894

Receivables

Receivables consists of customer’s balance payments for which Asien’s extends credit to certain homebuilders and designers based on prior business relationship and Credit card transactions in the process of settlement. Vendor rebates receivable represent amounts due from manufactures from whom the Company purchases products. Rebates receivable are stated at the amount that management expects to collect from manufacturers (vendor). Rebates are calculated on product and model sales programs from specific vendors. The rebates are paid at intermittent periods either in cash or through issuance of vendor credit memos, which can be applied against vendor accounts payable. Based on the Company’s assessment of the credit history with its manufacturers, it has concluded that there should be no allowance for uncollectible accounts.

The Company historically collects substantially all its trade receivables from customers, credit card receivable an any outstanding rebates receivables. Uncollectible balances are expensed in the period it is determined to be uncollectible.

ASIEN’S APPLIANCE, INC.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2020 and December 31, 2019

(Unaudited)

Inventory

Inventory mainly consists of appliances that are acquired for resale and is valued at actual cost determined on a specific item basis including cost of inbound freight. Inventory also consists of parts that are used in service and repairs and may or may not be charged to the customer depending on warranty and contractual relationship.

NOTE 3 – RECEIVABLES

At March 31, 2020 and December 31, 2019, receivables consisted of the following:

	March 31, 2020	December 31, 2019
Credit card payments in process of settlement	$34,557	$76,255
Vendor rebates receivable	-	26,274
Trade receivables from customers	15,826	77,284
Total receivables	$50,383	$179,813

NOTE 4 – INVENTORIES

At March 31, 2020 and December 31, 2019, the inventory balances are composed of:

	March 31, 2020	December 31, 2019
Appliances	$1,798,512	$1,821,4064
Parts	118,258	115,180
Inventory reserve	(12,140)	(12,140)
Total receivables	$1,904,630	$1,924,104

Following is a summary of transactions in the allowance for inventory obsolescence:

	March 31, 2020	December 31, 2019
Balance at beginning of period	$12,140	$10,319
Provisions for obsolescence	-	1,821
Write-down in inventory value	-	-
Balance at end of period	$12,140	$12,140

NOTE 5 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at March 31, 2020 and December 31, 2019:

Classification	March 31, 2020	December 31, 2019
Leasehold improvements	$46,807	$46,807
Equipment	7,095	7,095
Office equipment	133,438	110,848
Vehicles	442,782	442,782
Less: Accumulated depreciation	(464,733)	(442,792)
Property and equipment, net	$165,389	$164,740

Depreciation expense for the three months ended March 31, 2020 and 2019 was $12,861 and $9,843, respectively.

ASIEN’S APPLIANCE, INC.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2020 and December 31, 2019

(Unaudited)

NOTE 6 – PROMISSORY NOTES

4.5% Unsecured Promissory Note

On October 30, 2017, the Company entered into a stock repurchase agreement with Paul A. Gwilliam and Terri L. Gwilliam, co-trustees of the Gwilliam Family Trust (“Note Holders”) pursuant to which the Company issued to Paul and Terri a unsecured promissory note in the aggregate principal amount of $540,000 for a term of 5 years or 60 months. The note bears interest at the rate of the 4.25% per annum.

The balance on the note is $77,037 and $88,576 as of March 31, 2020 and December 31, 2019, respectively.

Loans on Vehicles

4.99% Secured Loan (2015 GMC)

On January 1, 2015, the Company entered into a Retail Installment Sale contract for purchase of a delivery truck pursuant to which the Company agreed to finance an aggregate principal amount of $29,390 for a term of 60 months with $3,949 being the total finance charges for the term of the loan.

The loan bears interest at the rate of the 4.99% per annum. If the lender does not receive the full amount of any monthly payment by the end of ten (10) calendar days after the date it is due, the company will be required to pay a late charge of 5% of the part of the payment that is late.

The balance on the note is $-0- and $590 as of March 31, 2020 and December 31, 2019, respectively.

4.49% Secured Loan (2016 Chevy)

On January 13, 2017, the Company entered into a Retail Installment Sale contract for the purchase of a delivery truck pursuant to which the Company agreed to finance an aggregate principal amount of $50,192 for a term of 60 months with $6,042 being the total finance charges for the term of the loan.

The loan bears interest at the rate of the 4.49% per annum. If the lender does not receive the full amount of any monthly payment by the end of ten (10) calendar days after the date it is due, the company will be required to pay a late charge of 5% of the part of the payment that is late.

The balance on the note is $18,988 and $21,498 as of March 31, 2020 and December 31, 2019, respectively.

2.99% Secured Loan (2016 Dodge Ram 2500)

On January 11, 2016, the Company entered into a Retail Installment Sale contract for the purchase of a delivery truck pursuant to which the Company agreed to finance an aggregate principal amount of $20,691 for a term of 60 months with $3,755 being the total finance charges for the term of the loan.

The loan bears interest at the rate of the 2.99% per annum. If the lender does not receive the full amount of any monthly payment by the end of ten (10) calendar days after the date it is due, the company will be required to pay a late charge of 5% of the part of the payment that is late.

The balance on the note is $8,468 and $11,304 as of March 31, 2020 and December 31, 2019, respectively.

ASIEN’S APPLIANCE, INC.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2020 and December 31, 2019

(Unaudited)

6.99% Secured Loan (2019 Chevy)

On December 31, 2019, the Company entered into a Retail Installment Sale contract for the purchase of a delivery truck pursuant to which the Company agreed to finance an aggregate principal amount of $57,077 for a term of 60 months with $10,916 being the total finance charges for the term of the loan.

The loan bears interest at the rate of the 6.99% per annum. If the lender does not receive the full amount of any monthly payment by the end of ten (10) calendar days after the date it is due, the company will be required to pay a late charge of 5% of the part of the payment that is late.

The balance on the note is $54,302 and $57,007 as of March 31, 2020 and December 31, 2019, respectively.

3.98% Secured Loan (2020 Nissan)

On December 31, 2019, the Company entered into a Retail Installment Sale contract for the purchase of a delivery truck pursuant to which the Company agreed to finance an aggregate principal amount of $21,933 for a term of 60 months with $2,331 being the total finance charges for the term of the loan.

The loan bears interest at the rate of the 3.98% per annum. If the lender does not receive the full amount of any monthly payment by the end of ten (10) calendar days after the date it is due, the company will be required to pay a late charge of 5% of the part of the payment that is late.

The balance on the note is $12,533 and $21,933 as of March 31, 2020 and December 31, 2019, respectively.

NOTE 7 – STOCKHOLDERS’ EQUITY

The Company had 34,902 shares of common stock issued and outstanding as of December 31, 2019 and 2018. During the three months ended March 31, 2020 and 2019, net cash of $541,575 and $51,138, respectively, was distributed to stockholders.

NOTE 8 – SUBSEQUENT EVENTS

On May 28, 2020, 1847 Asien Inc. (“1847 Asien”), a subsidiary of 1847 Holdings LLC (“1847 Holdings”), entered into a stock purchase agreement with Asien’s Appliance, Inc. (“Asien’s Appliance”) and Joerg Christian Wilhelmsen and Susan Kay Wilhelmsen, as trustees of the Wilhelmsen Family Trust, U/D/T, (the “Seller”), pursuant to which 1847 Asien agreed to acquire all of the issued and outstanding capital stock of Asien’s.

Pursuant to the terms of the purchase agreement, 1847 Asien agreed to acquire all of the issued and outstanding capital stock of Asien’s Appliance for an aggregate purchase price of $2,125,500, subject to adjustment. The purchase price consisted of (i) $233,000 in cash, (ii) an Amortizing Note in the aggregate principal amount of $200,000, (iii) a Demand in the aggregate principal amount of $655,000, and (iv) 415,000 common shares of 1847 Holdings, having a fair market value of $1,037,500.

The purchase price is subject to a post-closing working capital adjustment provision. On or before the 75th day following the Closing Date, 1847 Asien is to deliver to the Seller an audited balance sheet as of the closing date. If the net working capital reflected on the balance sheet (the “Final Working Capital”) exceeds the net working capital reflected on the unaudited balance sheet of Asien’s Appliance delivered to 1847 Asien on the Closing Date (the “Preliminary Working Capital”), 1847 Asien’s shall, within seven days, pay to the Seller an amount of cash that is equal to such excess. If the Preliminary Working Capital exceeds the Final Working Capital, the Seller shall, within seven days, pay to 1847 Asien an amount in cash equal to such excess; provided, however, that the Seller may, at its option, in lieu of paying such excess in cash, deliver and transfer to the Buyer a number of Buyer Shares that is equal to such excess divided by $2.00.

ASIEN’S APPLIANCE, INC.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2020 and December 31, 2019

(Unaudited)

Pursuant to the Amendment, upon five calendar days written notice to the Seller and the transfer agent, from time to time during the one year period following the closing of the Acquisition, the Company shall have the right to repurchase any or all of the Buyer Shares then held by the Seller from the Seller for a purchase price of $2.50 per share.

On April 28, 2020, Asien’s received $357,500 in Payroll Protection Program (“PPP”) loan from the United States Small Business Administration (“SBA”) under provisions of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”).  The PPP loans have two-year term and bear interest at a rate of 1.0% per annum.  Monthly principal and interest payments are deferred for six months after the date of disbursement.  The PPP loan may be prepaid at any time prior to its maturity date, April 1, 2020, with no prepayment penalties.  The PPP loan contain events of default and other provisions customary for loans of this type.  The PPP provides that the PPP loans may be partially or wholly forgiven if the funds are used for certain qualifying expenses as described in the CARES Act.  Asien’s intend to use the proceeds from the PPP loan for qualifying expenses and to apply for forgiveness of the PPP loan in accordance with the terms of the CARES Act.

On July 29, 2020, 1847 Asien Inc. (“the Buyer”) executed a securities purchase agreement with the Wilhelmsen Family Trust, (the “Seller,” and collectively with Company, the “Parties”). Pursuant to the agreement, The Seller sold to the Buyer, 415,000 common shares of 1847 Holdings LLC at a purchase price of $2.50 per share and the Buyer hereby acquires and purchases from the Seller the shares. As consideration, the Buyer issued to the Seller a two-year, 6% amortizing promissory note in the aggregate principal amount of $1,037,500.

One-half (50%) of the outstanding principal amount of this Note ($518,750) (the “Amortized Principal”) and all accrued interest thereon will be amortized on a two-year straight-line basis and is payable quarterly. The second-half (50%) of the outstanding principal amount of this Note ($518,750) (the “Unamortized Principal”) with all accrued, but unpaid interest thereon is due on July 28, 2022 (the “Maturity Date”) along with any other unpaid principal or accrued interest.